UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Eagle Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE PHARMACEUTICALS, INC.

50 Tice Boulevard, Suite 315

Woodcliff Lake, New Jersey 07677

SUPPLEMENT TO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT, DATED APRIL 29, 2020

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Pharmaceuticals, Inc. (“Eagle”) to be held on June 23, 2020.

On April 29, 2020, Eagle commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated May 22, 2020 included below, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2020

Eagle Pharmaceuticals Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders

WOODCLIFF LAKE, N.J. — May 22, 2020 — Eagle Pharmaceuticals, Inc. (Nasdaq: EGRX) (“Eagle”) announced today that, due to public health and safety concerns related to the ongoing COVID-19 global pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees and others, Eagle is changing its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to a virtual-only format that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

The previously announced date and time of the Annual Meeting, Tuesday, June 23, 2020, at 10:00 a.m. Eastern Time, as disclosed in the previously distributed Notice of the Annual Meeting and Definitive Proxy Statement, has not changed. Online access to the Annual Meeting will begin at approximately 9:45 a.m. Eastern Time. Stockholders will not be able to attend the Annual Meeting in person.

Attending the Virtual Meeting as a Stockholder of Record

Eagle stockholders of record as of April 27, 2020 (the “Record Date”) can register to attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/EGRX and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received.  The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/EGRX. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/EGRX.

If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting. See caption below titled caption “Attending the Annual Meeting as a Guest.”

Attending the Annual Meeting as a Beneficial Owner

We have been advised by Broadridge that beneficial stockholders as of the Record Date (i.e. shares held in “street name” through an intermediary, such as a bank or broker) who want to attend the Annual Meeting virtually can attend using the 16-digit control number found on the notice and instructions received from their broker or other nominee.

Asking Questions

If you are attending the Annual Meeting as stockholder of record or beneficial owner, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/EGRX and entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are posted at www.virtualshareholdermeeting.com/EGRX.

Voting Shares

Stockholders of record and beneficial owners who have obtained a legal proxy from the holder of record will be able to vote their shares electronically during the Annual Meeting by using their 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/EGRX.

Whether or not stockholders plan to virtually attend the Annual Meeting, Eagle urges them to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the definitive proxy statement will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

Attending the Annual Meeting as a Guest

Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/EGRX and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the Annual Meeting.

List of Stockholders

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the Annual Meeting at our corporate headquarters. To the extent office access is impracticable due to the recent COVID-19 pandemic, you may email us at investors@eagleus.com for alternative arrangements. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/EGRX. Instructions on how stockholders of record can view the stockholder list during the Annual Meeting are posted at www.virtualshareholdermeeting.com/EGRX.

About Eagle Pharmaceuticals, Inc.

Eagle is a fully integrated pharmaceutical company with research and development, clinical, manufacturing and commercial expertise. Eagle is committed to developing innovative medicines that result in meaningful improvements in patients’ lives. Eagle’s commercialized products include RYANODEX®, BENDEKA®, BELRAPZO®, and its oncology and CNS/metabolic critical care pipeline includes product candidates with the potential to address underserved therapeutic areas across multiple disease states. Additional information is available on Eagle’s website at www.eagleus.com.

Contact:

Investor Relations for Eagle Pharmaceuticals, Inc.:

Lisa M. Wilson

In-Site Communications, Inc.

T: 212-452-2793

E: lwilson@insitecony.com

Public Relations for Eagle Pharmaceuticals, Inc.:

Rose Ramseth

WE Communications

T: 212-551-4841

M: 206-898-7551

E: rramseth@we-worldwide.com

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